Statements of Net Assets Available for Benefits - EPB 001 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments at fair value (see Note 4)	$ 41,282,116	$ 36,005,069
Receivables
Employer contributions	429,392	391,401
Notes receivable from participants	361,437	299,097
Total receivables	790,829	690,498
Total assets	42,072,945	36,695,567
Liabilities
Net assets available for benefits	$ 42,072,945	$ 36,695,567